Item 1: Report to Shareholders

Limited-Term Bond Portfolio	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Dear Investor

Short-term bonds eked out a small gain during the second half of 2005 in a challenging environment for fixed-income securities. Rising interest rates throughout most of the period put downward pressure on bond prices as yields rose across all maturities. Your fund produced modest gains during the recent reporting period and for the entire year as income offset a decline in net asset value.

MARKET ENVIRONMENT

The year ended on a balanced note as relatively strong factory activity and rising demand for capital goods offset moderating consumer spending. A tighter labor market is likely to put some upward pressure on inflation, which the Federal Reserve will undoubtedly deal with during the first half of 2006. The Fed will be under new leadership for the first time since 1987 as Ben Bernanke succeeds Alan Greenspan at the end of January.

Investors focused their attention on the yield curve, which is a graphic depiction of the relationship among the yields of Treasury bonds with various maturities. It inverted in December for the first time in over a decade when the yield on two-year notes exceeded the yield on 5- and 10-year bonds. Normally, longer-term yields are higher than short-term yields to compensate investors for tying up their money for longer periods. Many investors believe an inverted yield curve is a harbinger of a recession down the road.

Fears of recession are most likely overblown. Historically, long-term yields have risen following periods of yield curve flattening, which is precisely what the Fed is hoping for in its effort to stave off accelerating inflation. The more likely scenario is that the economy will slow in 2006 rather than fall into outright recession. Once this slowing finally occurs, the Fed will feel more sanguine about ending its program of monetary tightening, which has been in effect since June 2004. The latest data indicate that core inflation is well contained even while profit margins remain elevated.

PERFORMANCE

The portfolio generated slim gains during the 6- and 12-month periods ended December 31, 2005, surpassing the Merrill Lynch 1-5 Year U.S. Corporate and Government Index and performing roughly in line with the Lipper peer group average. For the year, portfolio results exceeded both benchmarks. (Limited-Term Bond Portfolio II shares commenced operations on March 31, 2005, and returns reflect their higher expense ratio.) Each portfolio’s net asset value declined $0.06 from the end of June to $4.89 at the end of December in a difficult environment, but dividends contributed $0.09 per share, resulting in a positive total return for the six-month period. As you know, the objective of the portfolio is to provide greater income than is available from a money market fund, but with a higher degree of principal risk.

During the past six months, we kept the portfolio’s duration roughly neutral versus the Lipper peer group (duration is a measure of a portfolio’s sensitivity to changes in interest rates; see the glossary following this letter for a more detailed explanation). We also maintained a barbell structure in the portfolio, concentrating on securities with short and longer maturities, particularly overweighting the longer-term maturities. This strategy helped enhance the fund’s relative performance as the yield curve flattened throughout the period.

Regarding sector allocations, we maintained an overweight in mortgage-backed bonds, which also added to fund results. Asian demand for mortgage bonds remains high and relative valuations are attractive, but we have grown cautious on this sector due to the flattening yield curve and the sector’s potential for higher volatility.

We raised our weighting in asset-backed securities slightly; the sector has remained fairly stable in an uncertain environment due to supply factors and weakness in the automobile industry. The bonds we have been purchasing offer an attractive yield in a sector with generally steep valuations. These holdings have benefited from strong technical demand that continued to drive performance. In addition, we trimmed our exposure slightly to the corporate sector, focusing on securities that offered opportunities for diversification. The sector has some risks, including the potential for share buy-backs, one-time dividend payouts, and merger and acquisition activity—all of which could have a negative impact on corporate bonds. While we still favor lower-quality credits in this area, the available selection has grown increasingly limited.

At the end of December, 27% of the portfolio was allocated to AAA securities, 22% to agencies (including GNMAs and collateralized mortgage obligations), 10% to AA, 15% to A, 18% to BBB, only 1% to BB and below, and the balance to reserves. Corporate bonds and notes amounted to 46% of portfolio net assets, mortgage-backed securities 24%, asset-backed securities 10%, and the remaining 20% was divided primarily among U.S. Treasuries, agency obligations, and reserves.

OUTLOOK

Energy costs have moderated somewhat from the levels reached in the wake of the Gulf Coast hurricanes, but they have recently begun to spike from their autumn lows. Nevertheless, we do not expect energy product shortages or sector uncertainty to crimp planned business activity. The Bernanke Fed is likely to continue raising short-term rates a bit longer, at least until the employment rate and inflation have stabilized. As signs emerge that the U.S. central bank is nearing the end of its tightening cycle, we will look to modestly extend the duration of the fund, but in the near term we expect to maintain a neutral posture versus the benchmark.

Short-term fixed-income securities, with their lower volatility than long-term bonds, provide good diversification in a fixed-income portfolio. They generate income that can help offset losses in principal and provide a relatively safe haven during periods of geopolitical instability. While securities across the entire spectrum of maturities (except for money market securities) are likely to feel the pressure of rising interest rates in coming months, the next round of tightening is already discounted to some extent in current valuations. Accordingly, we believe short-term bonds should be able to withstand the impact of any future rate hikes as long as they come at the measured pace of the past 18 months.

As always, we will continue to monitor conditions closely and look for opportunities as they become available in a changing economic environment.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Edward A. Wiese
President and chairman of the fund’s Investment Advisory Committee

January 20, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Fixed-Income Investing

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Glossary

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of two years would fall about 2% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed Funds Rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lipper Averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Merrill Lynch 1-5 Year U.S. Corporate and Government Index: A broad index that incorporates corporate, Treasury, and agency bonds with maturities of one to five years.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II class. II class shares are sold through financial intermediaries, which are compensated for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Limited-Term Bond Portfolio

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Limited-Term Bond Portfolio

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)
T. Rowe Price Limited-Term Bond Portfolio
December 31, 2005

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Limited-Term Bond Portfolio
December 31, 2005
(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Affiliated companies (cost $5,084)	$	5,084
Non-affiliated companies (cost $81,679)		80,693
Total investments in securities		85,777
Dividends and interest receivable		753
Receivable for shares sold		72
Other assets		17
Total assets		86,619
Liabilities		
Payable for shares redeemed		17
Due to affiliates		75
Total liabilities		92
NET ASSETS	**$**	**86,527**
Net Assets Consist of:		
Undistributed net realized loss	$	(336)
Net unrealized loss		(986)
Paid-in capital applicable to 17,705,579 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		87,849
NET ASSETS	**$**	**86,527**
NET ASSET VALUE PER SHARE		
Limited-Term Bond Class ($83,133,872 / 17,012,072 shares outstanding)	**$**	**4.89**
Limited-Term Bond-II Class ($3,393,350 / 693,507 shares outstanding)	**$**	**4.89**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Limited-Term Bond Portfolio
($ 000s)

Year Ended 12/31/05
Investment Income (Loss)	
Income	
Interest	$ 3,421
Dividend	305
Other	7
Total income	3,733
Expenses	
Investment management and administrative expense	627
Rule 12b-1 fees - Limited-Term Bond-II Class	3
Total expenses	630
Net investment income	3,103
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(168)
Futures	(49)
Foreign currency transactions	10
Net realized loss	(207)
Change in net unrealized loss on securities	(1,411)
Net realized and unrealized loss	(1,618)
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 1,485**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Limited-Term Bond Portfolio
($ 000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Limited-Term Bond Portfolio
December 31, 2005

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Limited-Term Bond Portfolio (the fund) is a diversified, open-end management investment company and is one portfolio established by the corporation. The fund seeks a high level of income consistent with moderate fluctuations in principal value. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: the Limited-Term Bond Portfolio original share class (Limited-Term Bond class), offered since May 13, 1994, and the Limited-Term Bond Portfolio–II (Limited-Term Bond–II class), offered since March 31, 2005. Limited-Term Bond–II shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Limited-Term Bond–II pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Forward Currency Exchange Contracts During the year ended December 31, 2005, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the year ended December 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

TBA Purchase Commitments During the year ended December 31, 2005, the fund entered into TBA (to be announced) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Dollar Rolls During the year ended December 31, 2005, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $25,248,000 and $27,876,000, respectively, for the year ended December 31, 2005. Purchases and sales of U.S. government securities aggregated $18,195,000 and $16,062,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2005, totaled $3,180,000 and were characterized as ordinary income for tax purposes. At December 31, 2005, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2005, the fund had $47,000 of capital loss carryforwards that expire in 2012 and $203,000 that expire in 2013.

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $86,854,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.70% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $305,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2005, and December 31, 2004, was $5,084,000 and $10,985,000, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Fixed Income Series, Inc. and Shareholders of T. Rowe Price Limited-Term Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Limited-Term Bond Portfolio (one of the portfolios comprising T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian, brokers and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 7, 2006

Tax Information (Unaudited) for the Tax Year Ended 12/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $27,000 from short-term capital gains.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios	Principal Occupation(s) During Past 5 Years
Overseen]	and Directorships of Other Public Companies

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Chairman of the Board,
1994 [113]	and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004); Director, Mercantile Bank
(4/03 to present)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; Chairman, President, and Chief
2001 [113]	Executive Officer, The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin (1938)	Chairman and President, Nye Corporation (6/88 to present); Director, Canyon Resources Corp. and Golden Star
2001 [113]	Resources Ltd. (5/00 to present) and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn (1943)	Managing Director and President, Global Private Client Services, Marsh Inc. (1999 to 2003); Managing Director
2003 [113]	and Head of International Private Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company and
Georgia Pacific

F. Pierce Linaweaver (1934)	President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
1994 [113]

Theo C. Rodgers** (1941)	President, A&R Development Corporation
2005 [97]

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate
1994 [113]	Advisors, L.P.; Director, AMLI Residential Properties Trust

**Each independent director serves until retirement, resignation, or election of a successor.
**Elected effective April 1, 2005.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios	Principal Occupation(s) During Past 5 Years
Overseen]	and Directorships of Other Public Companies

Mary J. Miller, CFA (1955)	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice President, Fixed
2004 [37]	Income Series

James S. Riepe (1943)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
1994 [113]	Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price
Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Fixed Income Series	Price Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

Brian E. Burns (1960)	Assistant Vice President, T. Rowe Price
Vice President, Fixed Income Series

Jennifer A. Callaghan (1969)	Vice President, T. Rowe Price
Vice President, Fixed Income Series

Joseph A. Carrier (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Treasurer, Fixed Income Series	Investment Services, Inc., and T. Rowe Price Trust Company

Patrick S. Cassidy, CFA (1964)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Fixed Income Series	International, Inc., and T. Rowe Price Trust Company

Alisa Fiumara, CFA (1974)	Assistant Vice President, T. Rowe Price
Vice President, Fixed Income Series

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer, Fixed Income Series	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President, Fixed Income Series

Michael J. Grogan, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Fixed Income Series

Terri L. Hett (1959)	Employee, T. Rowe Price
Assistant Vice President, Fixed Income Series

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President, Fixed Income Series	T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Keir R. Joyce (1972)	Vice President, T. Rowe Price
Assistant Vice President, Fixed Income Series

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary, Fixed Income Series	Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Executive Vice President, Fixed Income Series	Price Trust Company

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Fixed Income Series	Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Fixed Income Series

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Fixed Income Series	Price Savings Bank

Edward A. Wiese (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
President, Fixed Income Series	Price Trust Company; Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$8,994	$7,047
Audit-Related Fees	501	992
Tax Fees	2,214	1,911
All Other Fees	394	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Fixed Income Series, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006